Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Third Quarter 2014 Earnings

Scranton, PA, October 21/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and nine months ended September 30, 2014. Peoples, which completed a merger with Penseco Financial Services Corporation (“Penseco”) on November 30, 2013, reported net income of $5.2 million, or $0.70 per basic and diluted weighted average share for the third quarter of 2014, compared to $2.5 million, or $0.56 per share, for the comparable period of 2013. The results for the three months ended September 30, 2014, include pre-tax acquisition related expenses of $109 thousand and net gains on sale of investment securities of $701 thousand.

Core net income for the three months ended September 30, 2014 was $4.9 million, an increase of 25.0% from $3.9 million for the previous quarter and 86.0% from $2.6 million for the same period in 2013. Core net income per share for the three months ended September 30, 2014 was $0.65, compared to $0.51 for the previous quarter and $0.58 for the same period in 2013.

Net income for the nine months ended September 30, 2014, totaled $13.3 million or $1.76 per share compared to $7.9 million or $1.76 per share for the same period last year. Pre-tax merger related expenses recognized in the first nine months of 2014 were $1.7 million. Year to date net gains on sale of investment securities totaled $861 thousand.

Core net income for the nine months ended September 30, 2014 was $13.8 million, up 74.7% from $7.9 million for the same period in 2013. Core net income per share for the nine months ended September 30, 2014 was $1.83, an increase from $1.77 for the same period in 2013.

The merger between Peoples and Penseco was accounted for as a reverse acquisition of Peoples by Penseco. As a result of the reverse merger, Peoples was the legal acquirer and Penseco was the accounting acquirer. In a reverse merger the historical financial statements are those of the accounting acquirer. Earnings per share amounts in periods prior to the merger are based on restated shares outstanding.

In addition to evaluating its results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The third quarter and nine months ended September 30, reported results for 2014 and 2013 contained items which Peoples considers non-core, namely net gains on sales of investment securities available-for-sale and one-time acquisition related expenses. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

THIRD QUARTER NOTABLES

•	Nonperforming assets decreased to $13.1 million at the end of the third quarter of 2014 from $15.9 million at the end of the second quarter 2014 and $19.5 million at year end 2013.

•	At the end of the third quarter of 2014, deposits grew $46.1 million or 4.5% on an annualized basis from December 31, 2013.

•	Tangible book value per share improved $1.11 to $23.43 at the end of the third quarter of 2014 compared to $22.32 at year end 2013.

•	Core net income per share increased to $0.65 in the third quarter of 2014 versus $0.58 for the same period in 2013.

•	For the third quarter of 2014, return on average assets and core return on average assets were 1.20% and 1.11%, respectively.

•	Operating efficiency improved to 56.79% in the third quarter of 2014 from 67.91% for the previous quarter and 67.89% for the same quarter last year.

INCOME STATEMENT REVIEW

The tax-equivalent net interest margin for the quarter and nine months ended September 30, were 3.84% and 3.88% in 2014, respectively, compared to 3.88% and 3.94% in 2013, respectively. Loan accretion included in loan interest income for the nine months ended September 30, 2014 related to loans acquired in the fourth quarter of 2013 was $1.9 million, resulting in an increase in the tax-equivalent net interest margin of 16 basis points. For the third quarter of 2014, loan accretion included in loan interest income related to loans acquired was $469.9 thousand, increasing the tax-equivalent net interest margin from 3.72% to 3.84%.

Tax-equivalent net interest income for the nine months ended September 30, increased $20.2 million to $45.2 million in 2014 from $25.0 million in 2013. The increase in tax equivalent net interest income was primarily due to the growth in average earning assets from the merger offset partially by a 6 basis point decrease in the tax-equivalent net interest margin. The tax-equivalent yield on the loan portfolio decreased to 4.91% for the nine months ended September 30, 2014 compared to 4.93% for the comparable period in 2013. Loans, net averaged $1.2 billion in 2014 compared to $641.0 million in 2013. For the nine months ended September 30, 2014, the tax-equivalent yield on total investments decreased to 2.70% in 2014 from 3.26% in 2013. Average investments totaled $331.2 million in 2014 and $172.8 million in 2013. Average interest-bearing liabilities increased to $1.2 billion for the nine months ended September 30, 2014, compared to $629.3 million for the corresponding period last year. The cost of funds declined to 0.58% in the nine months ended September 30, 2014 from 0.63% for the same period of 2013.

The provision for loan losses totaled $2.7 million for the nine months ended September 30, 2014, compared to $1.3 million for the same period last year. The increase in the provision for loan losses in 2014 was due to the application of our allowance for loan losses methodology, which was primarily influenced by reporting a higher level of nonperforming assets as a percentage of loans and foreclosed assets and a greater net charge-off ratio compared to the prior year period. For the quarter ended September 30, the provision for loan losses was $0.7 million in 2014 and $0.5 million in 2013.

For the nine months ended September 30, noninterest income totaled $11.7 million in 2014, an increase of $2.7 million from $9.0 million in 2013. Increases in service charges, fees and commissions and income from fiduciary activities, wealth management services, mortgage banking activities and life insurance investment income more than offset a decrease in revenues from merchant services. In addition, net gains on sale of investment securities were $861 thousand in 2014 and $158 thousand in 2013. For the three months ended September 30, noninterest income totaled $4.4 million in 2014 and $3.0 million in 2013.

Noninterest expense for the nine months ended September 30, 2014, increased $13.3 million or 62.4% to $34.6 million, from $21.3 million for the nine months ended September 30, 2013. The recognition of merger related expense of $1.7 million along with the inclusion of the Peoples operations in 2014 were the primary causes for this increase. For the third quarter, noninterest expense amounted to $11.1 million in 2014 and $7.4 million in 2013.

BALANCE SHEET REVIEW

Total assets, loans and deposits totaled $1.7 billion, $1.2 billion and $1.4 billion, respectively, at September 30, 2014. Loans, net was unchanged comparing the end of the third quarter 2014 to year-end 2013, while total deposits grew $46.1 million or 4.5% on an annualized basis through nine months of 2014. Noninterest-bearing deposits grew $22.3 million or 10.7% on an annualized basis while interest-bearing deposits increased $23.8 million or 2.9% on an annualized basis in 2014. Total investments were $366.1 million at September 30, 2014, including $350.8 million securities classified as available-for-sale and $15.3 million classified as held-to-maturity.

Stockholders’ equity equaled $246.1 million or $32.60 per share at September 30, 2014, and $238.8 million or $31.62 per share at December 31, 2013. Total tangible stockholders’ equity improved to $176.9 million or $23.43 per share at September 30, 2014, compared to $168.6 million or $22.32 per share at year-end 2013. Dividends declared for the nine months ended September 30, 2014 amounted to $0.93 per share representing a dividend payout ratio of 52.8%.

ASSET QUALITY REVIEW

Nonperforming assets were $13.1 million or 1.11% of loans, net and foreclosed assets at September 30, 2014, an improvement from $15.9 million or 1.35% at June 30, 2014, and $19.5 million or 1.65% at December 31, 2013. The allowance for loan losses equaled $10.2 million or 0.86% of loans, net compared to $8.7 million or 0.74% of loans, net, at December 31, 2013. The decrease in the allowance for loan losses as a percentage of loans, net, from 1.20% at September 30, 2013 to 0.86% at September 30, 2014, is primarily a function of acquisition accounting, whereby the historical loan portfolio of Peoples was recorded at its estimated fair value, including a discount to reflect credit risk, and the Peoples historical allowance for loan losses was eliminated. Loans charged-off, net of recoveries, for the nine months ended September 30, 2014, equaled $1.2 million or 0.14% of average loans, compared to $404.0 thousand or 0.08% of average loans for the nine months ended September 30, 2013.

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Lackawanna, Luzerne, Monroe, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 26 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.

/Contact:    MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or m.luciani@pennsecurity.com

Co:    Peoples Financial Services Corp.

St:     Pennsylvania

In:     Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements, regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, such as Peoples recent merger with Penseco Financial Services Corporation, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre- acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except per share data)

	Sept 30 2014	June 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013
Key performance data:
Per share data:
Net income (loss)	$0.70	$0.44	$0.62	$(0.39)	$0.56
Core net income (1)	$0.65	$0.51	$0.67	$0.14	$0.58
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Book value	$32.60	$32.35	$32.13	$31.62	$29.91
Tangible book value (1)	$23.43	$23.14	$22.88	$22.32	$23.87
Market value:
High	$52.52	$53.05	$42.26	$39.50	$33.37
Low	$45.99	$42.50	$37.85	$31.53	$29.70
Closing	$45.99	$51.39	$41.62	$38.00	$33.00
Market capitalization	$347,149	$387,910	$314,163	$287,012	$147,828
Common shares outstanding	7,548,358	7,548,358	7,548,358	7,552,944	4,479,624

Selected ratios:

Return on average stockholders’ equity	8.49%	5.60%	8.01%	(5.00)%	7.37%

Core return on average stockholders’ equity (1)	7.87%	6.52%	8.68%	1.78%	7.74%

Return on average tangible stockholders’ equity (1)	12.34%	8.42%	11.88%	(6.69)%	9.38%

Core return on average tangible stockholders’ equity (1)	10.98%	9.21%	12.30%	2.50%	9.70%

Return on average assets	1.20%	0.78%	1.12%	(0.71)%	1.07%

Core return on average assets (1)	1.11%	0.91%	1.22%	0.25%	1.13%

Stockholders’ equity to total assets	14.27%	14.10%	14.12%	14.14%	14.60%

Efficiency ratio (2)	56.79%	67.91%	59.79%	117.51%	67.89%

Nonperforming assets to loans, net, and foreclosed assets	1.11%	1.35%	1.30%	1.65%	0.57%

Net charge-offs to average loans, net	0.04%	0.15%	0.22%	0.12%	0.13%

Allowance for loan losses to loans, net	0.86%	0.82%	0.75%	0.74%	1.20%

Earning assets yield (FTE) (3)	4.25%	4.17%	4.53%	4.27%	4.33%

Cost of funds	0.56%	0.59%	0.59%	0.60%	0.61%

Net interest spread (FTE) (3)	3.69%	3.58%	3.94%	3.67%	3.72%

Net interest margin (FTE) (3)	3.84%	3.73%	4.09%	3.82%	3.88%

(1)	See Reconciliation of Non-GAAP financial measures.
(2)	Total noninterest expense less amortization of intangible assets divided by net interest income and noninterest income.
(3)	Tax-equivalent adjustments were calculated using the prevailing federal statutory tax rate.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

Nine Months Ended	Sept 30 2014	Sept 30 2013
Interest income:
Interest and fees on loans:
Taxable	$41,035	$21,819
Tax-exempt	1,607	1,210
Interest and dividends on investment securities:
Taxable	2,877	1,239
Tax-exempt	2,462	1,927
Dividends	32	57
Interest on interest-bearing deposits in other banks	29	68
Interest on federal funds sold	64
Total interest income	48,106	26,320

Interest expense:
Interest on deposits	4,125	1,968
Interest on short-term borrowings	67	17
Interest on long-term debt	864	961
Total interest expense	5,056	2,946
Net interest income	43,050	23,374
Provision for loan losses	2,724	1,325
Net interest income after provision for loan losses	40,326	22,049

Noninterest income:
Service charges, fees, commissions	4,815	3,426
Merchant services income	2,784	3,123
Commissions and fees on fiduciary activities	1,690	1,281
Wealth management income	569	320
Mortgage banking income	434	246
Life insurance investment income	565	356
Net gains on sale of investment securities available-for-sale	861	158
Total noninterest income	11,718	8,910

Noninterest expense:
Salaries and employee benefits expense	14,883	10,415
Net occupancy and equipment expense	6,080	2,187
Merchant services expense	1,722	1,947
Amortization of intangible assets	1,010	175
Acquisition related expenses	1,725	225
Other expenses	9,190	6,397
Total noninterest expense	34,610	21,346
Income before income taxes	17,434	9,613
Provision for income tax expense	4,169	1,762
Net income	$13,265	$7,851

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	$2,811	$(3,240)
Reclassification adjustment for gains included in net income	(861)	(158)
Change in unfunded pension liability
Income tax expense (benefit) related to other comprehensive income	682	(1,155)
Other comprehensive income (loss), net of income taxes	1,268	(2,243)
Comprehensive income	$14,533	$5,608

Per share data:
Net income	$1.76	$1.76
Cash dividends declared	$0.93	$0.93
Average common shares outstanding	7,548,983	4,469,480

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

Three months ended	Sept 30 2014	June 30 2014	March 31 2014	Dec 31 2013	Sept 30 2013
Interest income:
Interest and fees on loans:
Taxable	$13,876	$13,159	$14,000	$9,283	$7,213
Tax-exempt	465	507	635	464	396
Interest and dividends on investment securities available-for-sale:
Taxable	1,007	942	928	554	386
Tax-exempt	816	817	829	698	658
Dividends	2	14	16	31	22
Interest on interest-bearing deposits in other banks	10	9	10	18	18
Interest on federal funds sold	16	34	14	2
Total interest income	16,192	15,482	16,432	11,050	8,693

Interest expense:
Interest on deposits	1,354	1,414	1,357	908	647
Interest on short-term borrowings	9	24	34	17	6
Interest on long-term debt	279	289	296	298	299
Total interest expense	1,642	1,727	1,687	1,223	952
Net interest income	14,550	13,755	14,745	9,827	7,741
Provision for loan losses	666	1,201	857	1,036	525
Net interest income after provision for loan losses	13,884	12,554	13,888	8,791	7,216

Noninterest income:
Service charges, fees, commissions	1,634	1,557	1,624	666	1,006
Merchant services income	1,002	888	894	813	1,174
Commissions and fees on fiduciary activities	575	548	567	454	487
Wealth management income	217	165	187	185	130
Mortgage banking income	142	193	99	117	80
Life insurance investment income	109	267	189	612	117
Net gains on sale of investment securities available-for-sale	701	160		5	33
Total noninterest income	4,380	3,778	3,560	2,852	3,027

Noninterest expense:
Salaries and employee benefits expense	4,754	4,961	5,168	5,568	3,340
Net occupancy and equipment expense	2,020	2,327	1,733	1,801	685
Merchant services expense	662	495	565	543	740
Amortization of intangible assets	334	333	343	151	55
Acquisition related expenses	109	1,008	608	4,384	220
Other expenses	3,205	3,115	2,870	2,603	2,325
Total noninterest expense	11,084	12,239	11,287	15,050	7,365
Income (loss) before income taxes	7,180	4,093	6,161	(3,407)	2,878
Income tax expense (benefit)	1,944	762	1,463	(1,277)	392
Net income (loss)	$5,236	$3,331	$4,698	$(2,130)	$2,486

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	$(825)	$1,242	$2,394	$(642)	$(20)
Reclassification adjustment for gains included in net income	(701)	(160)		(5)	(33)
Change in pension liability				3,642
Income tax expense (benefit) related to other comprehensive income (loss)	(534)	378	838	1,160	(18)
Other comprehensive income (loss), net of income taxes	(992)	704	1,556	1,835	(35)
Comprehensive income (loss)	$4,244	$4,035	$6,254	$(295)	$2,451

Per share data:
Net income (loss)	$0.70	$0.44	$0.62	$(0.39)	$0.56
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Average common shares outstanding	7,548,358	7,548,358	7,550,253	5,515,199	4,473,846

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

Three months ended	Sept 30 2014	June 30 2014	March 31 2014	Dec 31 2013	Sept 30 2013
Net interest income:
Interest income
Loans, net:
Taxable	$13,876	$13,159	$14,000	$9,283	$7,213
Tax-exempt	715	779	978	703	600
Total loans, net	14,591	13,938	14,978	9,986	7,813
Investments:
Taxable	1,009	956	944	585	408
Tax-exempt	1,256	1,258	1,274	1,058	997
Total investments	2,265	2,214	2,218	1,643	1,405
Interest on interest-bearing balances in other banks	10	9	10	18	18
Federal funds sold	16	34	14	2
Total interest income	16,882	16,195	17,220	11,649	9,236
Interest expense:
Deposits	1,354	1,414	1,357	908	647
Short-term borrowings	9	24	34	17	6
Long-term debt	279	289	296	298	299
Total interest expense	1,642	1,727	1,687	1,223	952
Net interest income	$15,240	$14,468	$15,533	$10,426	$8,284

Loans, net:
Taxable	4.88%	4.69%	5.18%	4.72%	4.77%
Tax-exempt	5.05%	4.94%	4.69%	5.23%	4.63%
Total loans, net	4.89%	4.71%	5.14%	4.76%	4.76%
Investments:
Taxable	1.57%	1.72%	1.77%	1.59%	1.51%
Tax-exempt	5.10%	5.15%	4.99%	5.58%	6.34%
Total investments	2.55%	2.77%	2.81%	2.95%	3.28%
Interest-bearing balances with banks	0.68%	0.83%	0.55%	0.28%	0.28%
Federal funds sold	0.19%	0.31%	0.18%	0.22%
Total earning assets	4.25%	4.17%	4.53%	4.27%	4.33%
Interest expense:
Deposits	0.48%	0.51%	0.50%	0.48%	0.44%
Short-term borrowings	0.42%	0.51%	0.65%	0.42%	0.26%
Long-term debt	3.21%	3.27%	3.30%	3.33%	3.36%
Total interest-bearing liabilities	0.56%	0.59%	0.59%	0.60%	0.61%
Net interest spread	3.69%	3.58%	3.94%	3.67%	3.72%
Net interest margin	3.84%	3.73%	4.09%	3.82%	3.88%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands, except per share data)

At period end	Sept 30 2014	June 30 2014	March 31 2014	Dec 31 2013	Sept 30 2013
Assets:
Cash and due from banks	$21,179	$51,416	$26,204	$30,004	$14,306
Interest-bearing balances in other banks	6,932	10,592	7,168	11,846	14,016
Federal funds sold	6,100	15,400	45,840	9,460
Investment securities:
Available-for-sale	350,825	312,323	302,226	299,715	148,921
Held-to-maturity	15,264	15,915	16,607	17,295	18,079
Total investments	366,089	328,238	318,833	317,010	167,000
Loans held for sale	2,961	2,757	1,816	1,757
Loans, net	1,179,942	1,179,847	1,177,122	1,176,617	655,946
Less: allowance for loan losses	10,171	9,622	8,859	8,651	7,871
Net loans	1,169,771	1,170,225	1,168,263	1,167,966	648,075
Premises and equipment, net	25,692	25,670	25,579	26,119	14,823
Accrued interest receivable	5,381	5,576	5,366	5,866	2,641
Goodwill	63,370	63,370	63,370	63,370	26,398
Other intangible assets, net	5,826	6,159	6,492	6,835	663
Other assets	51,477	51,703	49,330	47,988	29,575
Total assets	$1,724,778	$1,731,106	$1,718,261	$1,688,221	$917,497

Liabilities:
Deposits:
Noninterest-bearing	$302,279	$295,922	$282,060	$279,942	$153,552
Interest-bearing	1,123,349	1,126,880	1,122,006	1,099,565	574,748
Total deposits	1,425,628	1,422,802	1,404,066	1,379,507	728,300
Short-term borrowings	6,514	14,088	22,539	22,052	10,144
Long-term debt	34,020	34,925	35,838	36,743	34,971
Accrued interest payable	597	580	610	723	502
Other liabilities	11,950	14,546	12,643	10,404	9,607
Total liabilities	1,478,709	1,486,941	1,475,696	1,449,429	783,524

Stockholders’ equity:
Common stock	15,097	15,097	15,607	15,614	8,935
Capital surplus	140,150	140,150	146,035	146,109	40,054
Retained earnings	90,252	87,356	86,365	84,008	87,517
Accumulated other comprehensive income (loss)	570	1,562	858	(698)	(2,533)
Less: Treasury stock, at cost			6,300	6,241
Total stockholders’ equity	246,069	244,165	242,565	238,792	133,973
Total liabilities and stockholders’ equity	$1,724,778	$1,731,106	$1,718,261	$1,688,221	$917,497

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands except per share data)

Average quarterly balances	Sept 30 2014	June 30 2014	March 31 2014	Dec 31 2013	Sept 30 2013
Assets:
Loans, net:
Taxable	$1,127,888	$1,124,273	$1,096,793	$779,687	$599,417
Tax-exempt	56,214	63,295	84,688	53,381	51,391
Total loans, net	1,184,102	1,187,568	1,181,481	833,068	650,808
Investments:
Taxable	254,556	223,220	216,173	145,677	107,486
Tax-exempt	97,822	97,879	103,625	75,215	62,422
Total investments	352,378	321,099	319,798	220,892	169,908
Interest-bearing balances with banks	5,875	4,342	7,327	25,156	25,629
Federal funds sold	34,227	44,553	32,444	3,579
Total earning assets	1,576,582	1,557,562	1,541,050	1,082,695	846,345
Other assets	152,821	150,877	154,020	101,902	72,529
Total assets	$1,729,403	$1,708,439	$1,695,070	$1,184,597	$918,874

Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,126,915	$1,118,108	$1,109,085	$756,833	$579,189
Noninterest-bearing	303,441	288,015	274,584	193,481	150,486
Total deposits	1,430,356	1,406,123	1,383,669	950,314	729,675
Short-term borrowings	8,511	18,759	21,351	16,019	9,091
Long-term debt	34,510	35,419	36,330	35,542	35,331
Other liabilities	11,330	9,381	15,767	13,624	10,960
Total liabilities	1,484,707	1,469,682	1,457,117	1,015,499	785,057
Stockholders’ equity	244,696	238,757	237,953	169,098	133,817
Total liabilities and stockholders’ equity	$1,729,403	$1,708,439	$1,695,070	$1,184,597	$918,874

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

At quarter end	Sept 30 2014	June 30 2014	March 31 2014	Dec 31 2013	Sept 30 2013
Nonperforming assets:
Nonaccrual/restructured loans	$11,324	$13,616	$12,922	$17,353	$3,032
Accruing loans past due 90 days or more	955	1,693	1,663	1,455	636
Foreclosed assets	840	626	678	648	94
Total nonperforming assets	$13,119	$15,935	$15,263	$19,456	$3,762

Three months ended

Allowance for loan losses:
Beginning balance	$9,622	$8,859	$8,651	$7,871	$7,552
Charge-offs	177	790	683	301	216
Recoveries	60	352	34	45	10
Provision for loan losses	666	1,201	857	1,036	525
Ending balance	$10,171	$9,622	$8,859	$8,651	$7,871

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

Three months ended	Sept 30 2014	June 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013
Core net income (loss) per share:
Net income (loss) GAAP	$5,236	$3,331	$4,698	$(2,130)	$2,486
Adjustments:
Less: Gains on sale of investment securities, net of tax	456	104		3	22
Add: Acquisition related expenses, net of tax	71	655	395	2,893	145
Net income (loss) Core	$4,851	$3,882	$5,093	$760	$2,609

Average common shares outstanding	7,548,358	7,548,358	7,550,253	5,515,199	4,473,846

Core net income (loss) per share	$0.65	$0.51	$0.67	$0.14	$0.58

Tangible book value:
Total stockholders’ equity	$246,069	$244,165	$242,565	$238,792	$133,973
Less: Goodwill	63,370	63,370	63,370	63,370	26,398
Less: Other intangible assets, net	5,826	6,159	6,492	6,835	663
Total tangible stockholders’ equity	$176,873	$174,636	$172,703	$168,587	$106,912

Common shares outstanding	7,548,358	7,548,358	7,548,358	7,552,944	4,479,624

Tangible book value per share	$23.43	$23.14	$22.88	$22.32	$23.87

Core return on average stockholders’ equity:
Net income (loss) GAAP	$5,236	$3,331	$4,698	$(2,130)	$2,486
Adjustments:
Less: Gains on sale of investment securities, net of tax	456	104		3	22
Add: Acquisition related expenses, net of tax	71	655	395	2,893	145
Net income (loss) Core	$4,851	$3,882	$5,093	$760	$2,609

Average stockholders’ equity	$244,696	$238,757	$237,953	$169,098	$133,817

Core return on average stockholders’ equity	7.87%	6.52%	8.68%	1.78%	7.74%

Return on average tangible equity:
Net income (loss) GAAP	$5,236	$3,331	$4,698	$(2,130)	$2,486
Amortization of intangibles, net of tax	217	216	223	100	36
Adjusted net income (loss)	$5,453	$3,547	$4,921	$(2,030)	$2,522

Average stockholders’ equity	$244,696	$238,757	$237,953	$169,098	$133,817
Less: average intangibles	69,363	69,696	70,034	48,633	27,089
Average tangible stockholders’ equity	$175,333	$169,061	$167,919	$120,465	$106,728

Return on average tangible stockholders’ equity	12.34%	8.42%	11.88%	(6.69)%	9.38%

Core return on average tangible stockholders’ equity:
Net income (loss) GAAP	$5,236	$3,331	$4,698	$(2,130)	$2,486
Adjustments:
Less: Gains on sale of investment securities, net of tax	456	104		3	22
Add: Acquisition related expenses, net of tax	71	655	395	2,893	145
Net income (loss) Core	$4,851	$3,882	$5,093	$760	$2,609

Average stockholders’ equity	$244,696	$238,757	$237,953	$169,098	$133,817
Less: average intangibles	69,363	69,696	70,034	48,633	27,089
Average tangible stockholders’ equity	$175,333	$169,061	$167,919	$120,465	$106,728

Core return on average tangible stockholders’ equity	10.98%	9.21%	12.30%	2.50%	9.70%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

Three months ended	Sept 30 2014	June 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013

Core return on average assets:
Net income (loss) GAAP	$5,236	$3,331	$4,698	$(2,130)	$2,486
Adjustments:
Less: Gains on sale of investment securities, net of tax	456	104		3	22
Add: Acquisition related expenses, net of tax	71	655	395	2,893	145
Net income (loss) Core	$4,851	$3,882	$5,093	$760	$2,609

Average assets	$1,729,403	$1,708,439	$1,695,070	$1,184,597	$918,874

Core return on average assets	1.11%	0.91%	1.22%	0.25%	1.13%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

Nine months ended	Sept 30 2014	Sept 30 2013

Core net income (loss) per share:
Net income (loss) GAAP	$13,265	$7,851
Adjustments:
Less: Gains on sale of investment securities, net of tax	560	104
Add: Acquisition related expenses, net of tax	1,121	149
Net income (loss) Core	$13,826	$7,896

Average common shares outstanding	7,548,983	4,469,480

Core net income (loss) per share	$1.83	$1.77